UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.                                 Reports to Stockholders.

Semi-Annual Report

June 30, 2017

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may," "will," "believe," "attempt," "seem," "think," "ought," "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Fund Expenses	36
General Information	40

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

For the period from January 1, 2017 through June 30, 2017, the S&P 500 Index was up 9.34%, the MSCI World Index rose 10.66% and the MSCI EAFE Index increased 13.81%. France's CAC 40 Index was up 16.81%, Germany's DAX Index climbed 16.62% and Japan's Nikkei 225 Index rose 10.17% during the period. The price of WTI crude oil fell from $53.75 a barrel on January 1 to $46.02 a barrel on June 30. During this same period, the dollar weakened 8.13% versus the euro and weakened 3.80% versus the yen. The price of gold rose from $1,150.90 an ounce on January 1 to $1,241.20 an ounce on June 30.

In the six months since my last letter, stocks generally advanced strongly around the globe. The economic backdrop was generally favorable, and growth resumed in many parts of the world. The CBOE Volatility Index (VIX), which is sometimes called the uncertainty index, was low through most of the period. In short, the financial markets behaved as if there were little risk on the horizon.

We do not share this sanguine view. Markets are said to like certainty, but as we survey the world, certainty is hard to find. In the U.S. equity market, the Trump rally seems to be driven by a widespread belief that tax reform and infrastructure spending will spur growth at U.S. companies. While this is, indeed, possible, we think the fate of these initiatives in Congress is far from certain. In China, the world's second largest economy, high levels of debt are a long-term concern. In Europe, extreme populist candidates were defeated in French and Dutch national elections, which reduced the immediate threat to the EU's survival. Nonetheless, the region still has large hurdles to overcome, including the need to recapitalize major banks.

Meanwhile, on the geopolitical front, North Korea, Russia and China all present challenges, and peace in the Middle East remains elusive.

Despite these conditions, money continued to pour into equity ETFs and index funds, generally driving up the share prices of companies that are included in major indexes. Investors appeared to be more interested in gaining broad exposure to

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Letter from the President

equity assets than they were in discriminating among individual companies. In this environment, momentum can beget more momentum, and valuation may play little role in determining the price of a company's shares.

At First Eagle, we strive to preserve the purchasing power of our investors' capital. While we aim to be prudent in all market environments, we believe that present conditions call for an added measure of caution.

In the period from January through June 2017, the Global Value team did not share the apparent enthusiasm of other equity investors. Strengthening stock markets took overall valuation levels to territory that made it difficult to find exciting new opportunities. The portfolio managers trimmed or eliminated positions where prices had approached their estimates of intrinsic value. As a result, levels of cash and cash equivalents in the portfolios were at the higher end of their range.

Acknowledging that they did not know whether global stock markets would rise or fall over the next quarter or year, portfolio managers on the Global Value team remained true to their value investment philosophy and their active, disciplined, bottom-up approach. They focused on buying and holding stocks they believed offered a "margin of safety"—a discount to their estimates of intrinsic value. They sought to avoid companies with higher than average leverage or with leaders who did not appear to allocate capital effectively. They found opportunities in energy stocks driven lower by the decline in oil prices, in the sovereign debt of some peripheral issuers, and in a company with new management. On weakness in the gold price, they also made a small addition to their position in gold.

This is my last letter to you as president of First Eagle Funds, and as I transition from this role, I want to thank you for your confidence and support over the years. Mehdi Mahmud, CEO of First Eagle Investment Management, has been elected as the new president of First Eagle Funds, effective June 30, 2017. I am confident that under his stewardship, you will continue to benefit from the careful and disciplined management of your assets.

Sincerely,

John P. Arnhold
President

June 2017

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Management's Discussion of Fund Performance

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 9.40% for the six months ended June 30, 2017 while the MSCI EAFE Index increased 13.81%. The Fund's cash and cash equivalents position was 16.9% as of June 30, 2017.

The five largest contributors to the performance of First Eagle Overseas Variable Fund over the period were gold bullion, SMC Corporation (machinery, Japan), Fanuc Corporation (machinery, Japan), Keyence Corporation (electronic equipment, instruments & components, Japan) and Nestle (food products, Switzerland), which collectively accounted for 2.07% of this period's performance.

The five largest detractors were Cenovus Energy (oil, gas & consumable fuels, Canada), TechnipFMC (energy equipment & services, UK), Mitsubishi Estate Company (real estate management & development, Japan), Imperial Oil (oil, gas & consumable fuels, Canada) and Astellas Pharma (pharmaceuticals, Japan). Their combined negative performance over the six-month period subtracted 0.90% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

August 2017

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of John Arnhold and the Global Value Team as of June 2017 and is subject to change based on market and other conditions. These materials are provided for informational

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Management's Discussion of Fund Performance

purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin or safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2017 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	8.99	7.66	4.98
MSCI EAFE Index	20.27	8.69	1.03
Consumer Price Index	1.63	1.32	1.63

Asset Allocation* (%)

Countries** (%)

Japan	22.8
France	9.9
United States	8.0
United Kingdom	6.5
Hong Kong	5.3
Canada	5.2
Switzerland	3.6
Mexico	3.6
South Korea	3.2
Germany	3.2
Singapore	2.4
Sweden	1.4
Belgium	1.1
Thailand	1.0
Chile	0.8
Australia	0.8
Norway	0.7
Brazil	0.6
Greece	0.5
Denmark	0.5
Ireland	0.4
Poland	0.3
Russia	0.3
Israel	0.3
Turkey	0.2
Italy	0.2
Indonesia	0.1
Africa	0.1
Malaysia	0.0	***

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**  Country allocations reflect country of risk (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

***Less than 0.05%

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Fund Overview (unaudited)

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. Dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold Bullion (precious metal)	7.0
FANUC Corp. (Machinery, Japan)	2.5
KDDI Corp. (Wireless Telecommunication Services, Japan)	2.4
Sompo Holdings, Inc. (Insurance, Japan)	1.9
HeidelbergCement AG (Construction Materials, Germany)	1.9
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.8
SMC Corp. (Machinery, Japan)	1.8
Pargesa Holding SA (Diversified Financial Services, Switzerland)	1.8
Nestle SA (Registered) (Food Products, Switzerland)	1.7
Danone SA (Food Products, France)	1.6
Total	24.4

*  Holdings in cash, commercial paper and other short term cash equivalents have been excluded. Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares	Value ($)
Common Stocks — 73.4%
Africa — 0.1%
Randgold Resources Ltd., ADR	3,736	330,487
Australia — 0.8%
Newcrest Mining Ltd.	221,045	3,430,565
Belgium — 1.1%
Groupe Bruxelles Lambert SA	39,582	3,809,893
Sofina SA	6,987	1,003,510
		4,813,403
Brazil — 0.6%
Cielo SA	345,940	2,568,784
Canada — 5.0%
Agnico Eagle Mines Ltd.	55,705	2,512,051
Barrick Gold Corp.	139,734	2,223,168
Canadian Natural Resources Ltd.	28,568	824,348
Cenovus Energy, Inc.	283,576	2,089,955
Encana Corp.	34,506	303,653
Franco-Nevada Corp.	29,827	2,152,153
Goldcorp, Inc.	210,916	2,722,926
Imperial Oil Ltd.	66,592	1,941,068
Potash Corp. of Saskatchewan, Inc.	329,207	5,366,074
Suncor Energy, Inc.	66,864	1,953,637
Wheaton Precious Metals Corp.	10,209	203,057
		22,292,090
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR	134,025	3,516,816
Denmark — 0.5%
ISS A/S	55,432	2,177,433
France — 9.9%
Bouygues SA	100,952	4,253,132
Carrefour SA	147,060	3,717,962
Cie de Saint-Gobain	90,292	4,822,049
Danone SA	95,485	7,166,876
Gaumont SA	8,737	873,159
Laurent-Perrier	22,658	1,992,670

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares	Value ($)
France — 9.9% (continued)
Legrand SA	19,102	1,334,875
Neopost SA	7,980	370,584
Rexel SA	191,634	3,131,744
Robertet SA	5,831	2,690,590
Sabeton SA*	8,088	203,230
Sanofi	47,880	4,587,861
Sodexo SA	27,253	3,522,243
TOTAL SA	59,509	2,954,445
Wendel SA	13,353	1,975,037
		43,596,457
Germany — 3.2%
Hamburger Hafen und Logistik AG	77,460	1,695,770
HeidelbergCement AG	85,952	8,332,089
Linde AG	12,090	2,301,370
Telefonica Deutschland Holding AG	327,944	1,640,046
		13,969,275
Greece — 0.6%
JUMBO SA	131,238	2,398,296
Hong Kong — 5.4%
Great Eagle Holdings Ltd.	650,014	3,305,248
Guoco Group Ltd.	254,670	2,920,174
Hang Lung Properties Ltd.	2,194,751	5,485,005
Hopewell Holdings Ltd.	916,347	3,490,233
Hysan Development Co. Ltd.	433,760	2,070,073
Jardine Matheson Holdings Ltd.	82,180	5,275,626
Jardine Strategic Holdings Ltd.	7,800	325,162
Swire Properties Ltd.	159,924	527,176
		23,398,697
Ireland — 0.4%
CRH plc	55,113	1,961,940
Israel — 0.3%
Israel Chemicals Ltd.	233,203	1,100,073
Italy — 0.2%
Italmobiliare SpA	28,871	789,061

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares	Value ($)
Japan — 22.7%
As One Corp.	36,580	1,711,656
Astellas Pharma, Inc.	203,100	2,489,336
Chofu Seisakusho Co. Ltd.	68,748	1,640,978
Daiichikosho Co. Ltd.	65,430	3,073,336
FANUC Corp.	56,480	10,931,463
Hirose Electric Co. Ltd.	33,000	4,722,448
Hoya Corp.	133,460	6,948,111
Kansai Paint Co. Ltd.	96,480	2,227,356
KDDI Corp.	395,300	10,454,747
Keyence Corp.	14,400	6,339,281
Komatsu Ltd.	15,100	387,579
Mitsubishi Estate Co. Ltd.	379,160	7,087,562
MS&AD Insurance Group Holdings, Inc.	130,000	4,384,731
Nagaileben Co. Ltd.	47,310	1,100,602
Nissin Foods Holdings Co. Ltd.	28,400	1,775,841
NTT DOCOMO, Inc.	155,200	3,670,586
Secom Co. Ltd.	106,260	8,084,794
Secom Joshinetsu Co. Ltd.	20,594	641,760
Shimano, Inc.	24,260	3,851,968
SK Kaken Co. Ltd.	12,194	1,133,481
SMC Corp.	25,260	7,721,788
Sompo Holdings, Inc.	219,000	8,500,456
T Hasegawa Co. Ltd.	59,300	1,255,695
		100,135,555
Mexico — 2.7%
Fresnillo plc	175,367	3,399,445
Grupo Televisa SAB, ADR	278,627	6,790,140
Industrias Penoles SAB de CV	66,388	1,501,570
		11,691,155
Norway — 0.7%
Orkla ASA	310,143	3,152,297
Russia — 0.2%
Gazprom PJSC, ADR	278,172	1,101,749

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares	Value ($)
Singapore — 1.5%
ComfortDelGro Corp. Ltd.	882,110	1,473,393
Haw Par Corp. Ltd.	668,913	5,438,263
		6,911,656
South Korea — 3.2%
Fursys, Inc.	39,863	1,127,097
Hyundai Mobis Co. Ltd.	2,283	499,091
Kia Motors Corp.	123,430	4,122,028
KT&G Corp.	47,658	4,875,018
Lotte Confectionery Co. Ltd.	10,120	1,754,162
NongShim Co. Ltd.	6,209	1,832,182
		14,209,578
Sweden — 1.5%
Investor AB, Class A	117,187	5,524,623
Investor AB, Class B	16,963	818,406
		6,343,029
Switzerland — 3.5%
Cie Financiere Richemont SA (Registered)	7,380	610,686
Nestle SA (Registered)	86,564	7,549,911
Pargesa Holding SA	101,265	7,715,924
		15,876,521
Thailand — 1.0%
Bangkok Bank PCL, NVDR	655,005	3,564,385
Bangkok Bank PCL	600	3,477
Thai Beverage PCL	1,357,592	887,470
		4,455,332
Turkey — 0.2%
Yazicilar Holding A/S, Class A	159,971	1,036,400
United Kingdom — 6.3%
Berkeley Group Holdings plc	103,273	4,342,583
British American Tobacco plc	61,648	4,200,875
Diageo plc	104,737	3,095,165
GlaxoSmithKline plc	155,359	3,307,168
Hiscox Ltd.	159,131	2,625,986

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares		Value ($)
United Kingdom — 6.3% (continued)
Liberty Global plc, Series C*		114,926	3,583,393
TechnipFMC plc*		230,847	6,279,038
			27,434,208
United States — 1.0%
Royal Gold, Inc.		16,673	1,303,328
Willis Towers Watson plc		20,801	3,025,714
			4,329,042
Total Common Stocks (Cost $221,569,703)			323,019,899
	Ounces
Commodity — 7.0%
Gold bullion* (Cost $23,919,225)		24,848	30,848,075
	Principal Amount ($)
Foreign Government Securities — 2.6%
Canadian Government Bond 1.25%, 8/1/2017	CAD	998,000	769,956
Indonesia Treasury Bond 8.25%, 7/15/2021	IDR	5,297,000,000	418,514
Malaysia Government Bond 3.66%, 10/15/2020	MYR	648,000	151,088
Mexican Bonos 4.75%, 6/14/2018	MXN	39,260,000	2,119,991
5.00%, 12/11/2019	MXN	12,564,600	667,154
6.50%, 6/10/2021	MXN	24,710,000	1,356,230
Poland Government Bond 3.25%, 7/25/2019	PLN	4,348,000	1,204,906
Singapore Government Bond 0.50%, 4/1/2018	SGD	3,329,000	2,407,858
3.25%, 9/1/2020	SGD	1,882,000	1,446,272
United Kingdom Gilt 1.00%, 9/7/2017 (a)	GBP	824,000	1,074,803
Total Foreign Government Securities (Cost $12,552,453)			11,616,772

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 16.9%
Commercial Paper — 16.9%
American Honda Finance Corp. 1.04%, 7/18/2017 (b)	5,981,000	5,977,674
BAT International Finance plc 1.35%, 7/3/2017 (b)(c)	1,636,000	1,635,808
Eni Finance USA, Inc. 1.38%, 7/3/2017 (b)	5,892,000	5,891,330
Essilor International SA 1.05%, 7/13/2017 (b)	5,889,000	5,886,537
GlaxoSmithKline LLC 1.08%, 7/6/2017 (b)	1,892,000	1,891,638
1.08%, 7/7/2017 (b)	2,027,000	2,026,547
1.08%, 7/11/2017 (b)(c)	2,027,000	2,026,284
Henkel of America, Inc. 1.08%, 8/2/2017 (b)	5,978,000	5,971,523
Hitachi Capital America Corp. 1.36%, 7/3/2017 (b)(c)	6,545,000	6,544,234
Johnson Controls International plc 1.35%, 7/3/2017 (b)(c)	8,263,000	8,262,033
Kreditanstalt fuer Wiederaufbau 1.03%, 8/14/2017 (b)(c)	3,010,000	3,005,831
Nestle Capital Corp. 0.95%, 7/14/2017 (b)(c)	1,684,000	1,683,282
0.95%, 7/19/2017 (b)	6,752,000	6,748,055
Province of Quebec Canada 0.97%, 9/5/2017 (b)(c)	5,455,000	5,443,660
PSP Capital, Inc. 1.02%, 8/8/2017 (b)(c)	2,328,000	2,325,085
Total Capital Canada Ltd. 1.02%, 7/11/2017 (b)(c)	6,689,000	6,686,639
Western Union Co. (The) 1.38%, 7/3/2017 (b)	2,454,000	2,453,713
Total Commercial Paper (Cost $74,466,452)		74,459,873

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Investments	Shares	Value ($)
Investment Company — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.78% (e) (Cost $8,934)	8,934	8,934
Total Short-Term Investments (Cost $74,475,386)		74,468,807
Total Investments — 99.9% (Cost $332,516,767)		439,953,553
Other Assets Less Liabilities — 0.1%		364,632
Net Assets — 100.0%		440,318,185

*  Non-income producing security.

(a)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At June 30, 2017, the value of these securities amounted to $1,074,803 or 0.2% of net assets of the Fund.

(b)  The rate shown was the current yield as of June 30, 2017.

(c)  Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities at June 30, 2017 amounts to $37,612,856, which represents approximately 8.54% of net assets of the Fund.

(d)  Represents less than 0.05% of net assets.

(e)  Represents 7-day effective yield as of June 30, 2017.

Abbreviations

ADR  — American Depositary Receipt

NVDR  — Non-Voting Depositary Receipt

PJSC  — Public Joint Stock Company

Currencies

CAD  — Canadian Dollar

GBP  — British Pound

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

PLN  — Polish Zloty

SGD  — Singapore Dollar

As of June 30, 2017, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$124,988,838
Aggregate gross unrealized depreciation	(17,552,052)
Net unrealized appreciation	$107,436,786
Federal income tax cost of investments	$332,516,767

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Forward Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At June 30, 2017	Unrealized Appreciation At June 30, 2017	Unrealized Depreciation At June 30, 2017
07/19/17	586,000	British Pound	$755,500	$763,597	$—	$(8,097)
08/16/17	70,000	British Pound	89,699	91,297	—	(1,598)
07/19/17	1,093,000	Euro	1,175,500	1,249,319	—	(73,819)
08/16/17	1,253,000	Euro	1,334,420	1,434,386	—	(99,966)
09/13/17	1,768,000	Euro	1,888,652	2,026,885	—	(138,233)
10/18/17	734,000	Euro	807,848	843,142	—	(35,294)
11/15/17	1,146,000	Euro	1,302,515	1,318,522	—	(16,007)
12/13/17	900,000	Euro	1,031,027	1,037,152	—	(6,125)
02/14/18	1,873,000	Euro	2,154,503	2,166,161	—	(11,658)
07/19/17	415,950,000	Japanese Yen	3,706,707	3,700,488	6,219	—
08/16/17	146,798,000	Japanese Yen	1,346,375	1,307,596	38,779	—
09/13/17	596,527,000	Japanese Yen	5,286,368	5,320,001	—	(33,633)
			$20,879,114	$21,258,546	$44,998	$(424,430)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.1%
Automobiles	0.9
Banks	0.8
Beverages	2.2
Building Products	1.1
Capital Markets	0.7
Chemicals	3.7
Commercial Services & Supplies	2.7
Commodity	7.0
Construction & Engineering	1.0
Construction Materials	2.3
Diversified Financial Services	4.7
Diversified Telecommunication Services	0.4
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	2.5
Energy Equipment & Services	1.4
Food & Staples Retailing	0.9
Food Products	5.3

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Overseas Variable Fund | Schedule of Investments | June 30, 2017 (unaudited)

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Foreign Government Security	2.6%
Health Care Equipment & Supplies	1.8
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.8
Household Durables	1.4
Industrial Conglomerates	2.5
Insurance	4.2
IT Services	0.6
Leisure Products	0.9
Machinery	4.3
Media	3.3
Metals & Mining	4.5
Oil, Gas & Consumable Fuels	2.5
Pharmaceuticals	3.6
Real Estate Management & Development	4.2
Road & Rail	0.3
Specialty Retail	0.5
Technology Hardware, Storage & Peripherals	0.1
Textiles, Apparel & Luxury Goods	0.1
Tobacco	2.1
Trading Companies & Distributors	0.7
Transportation Infrastructure	0.4
Wireless Telecommunication Services	3.2
Short-Term Investments	16.9
Total Investments	99.9%

See Accompanying Notes to the Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

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Statement of Assets and Liabilities  June 30, 2017 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$308,597,542
Gold bullion	23,919,225
Foreign currency	6,059
Total Investments, at Cost	332,522,826
Investments, at Value (Note 1)
Investments	409,105,478
Gold bullion	30,848,075
Foreign currency	6,034
Total Investments, at Value	439,959,587
Cash	351
Receivable for investment securities sold	727,416
Foreign tax reclaims receivable	658,703
Accrued interest and dividends receivable	562,904
Receivable for Fund shares sold	474,084
Unrealized appreciation on forward foreign currency exchange contracts	44,998
Other assets	53,593
Total Assets	442,481,636
Liabilities
Investment advisory fees payable (Note 2)	275,477
Payable for investment securities purchased	685,679
Unrealized depreciation on forward foreign currency exchange contracts	424,430
Payable for Fund shares redeemed	195,102
Distribution fees payable (Note 3)	91,826
Administrative fees payable (Note 2)	46,736
Trustee fees payable	377
Accrued expenses and other liabilities	443,824
Total Liabilities	2,163,451
Net Assets	$440,318,185
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$15,829
Capital surplus	317,772,321
Net unrealized appreciation (depreciation) on:
Investments (net of $187,290 deferred capital gain country tax)	107,249,496
Foreign currency transactions	(9,188)
Forward foreign currency exchange contracts	(379,432)
Undistributed net realized gains (losses) on investments, commodity, foreign currency and forward contracts	23,391,760
Accumulated net investment loss	(7,722,601)
Net Assets	$440,318,185
Shares Outstanding (1,000,000,000 shares authorized):	15,829,138
Net asset value per share and redemption proceeds per share:	$27.82

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Statement of Operations  June 30, 2017 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $1,924, foreign taxes withheld)	$543,473
Dividends: (net of $301,981 foreign taxes withheld)	4,684,996
Total Income	5,228,469
Expenses
Investment advisory fees (Note 2)	1,670,799
Distributions fees (Note 3)	556,933
Shareholder servicing agent fees	305,393
Administrative Costs (Note 2)	139,276
Professional fees	198,536
Custodian and accounting fees	98,213
Shareholder reporting fees	34,752
Trustees' fees	5,836
Other expenses	16,454
Total Expenses	3,026,192
Expense waiver	(27,889)
Expense reductions due to earnings credits (Note 1)	(9)
Net Expenses	2,998,294
Net Investment Income (Note 1)	2,230,175
Realized and Unrealized Gains ( Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions (net of capital gain country tax of $6,385)	10,137,038
Foreign currency transactions	1,990,144
Forward foreign currency exchange contracts	(162,731)
11,964,451
Changes in unrealized appreciation (depreciation) of:
Investment and commodity related transactions (net of increase in deferred capital gain country tax accruals of $107,492)	28,961,819
Foreign currency translations	63,586
Forward foreign currency exchange contracts	(2,904,086)
26,121,319
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	38,085,770
Net Increase in Net Assets Resulting from Operations	$40,315,945

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Six Months ended June 30, 2017 (Unaudited)	Year ended December 31, 2016
Operations
Net investment income	$2,230,175	$2,749,587
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	11,964,451	16,668,155
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	26,121,319	4,352,210
Net increase in net assets resulting from operations	40,315,945	23,769,952
Distributions to Shareholders
Dividends paid from net investment income	—	(2,471,398)
Distributions paid from net realized gains from investment transactions	—	(8,549,700)
Decrease in net assets resulting from distributions	—	(11,021,098)
Fund Share Transactions
Net proceeds from shares sold	16,021,174	36,095,741
Net asset value of shares issued for reinvested dividends and distributions	—	11,073,166
Cost of shares redeemed	(56,001,890)	(100,156,539)
Decrease in net assets from Fund share transactions	(39,980,716)	(52,987,632)
Net increase (decrease) in net assets	335,229	(40,238,778)
Net Assets (Note 1)
Beginning of period	439,982,956	480,221,734
End of period	$440,318,185	$439,982,956
Accumulated net investment loss	$(7,722,601)	$(9,952,776)
Changes in Shares Outstanding
Shares outstanding, beginning of period	17,300,155	19,355,096
Shares sold	593,285	1,392,333
Shares issued on reinvestment of distributions	—	437,227
Shares redeemed	(2,064,302)	(3,884,501)
Shares outstanding, end of period	15,829,138	17,300,155

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operations				Less dividends and distributions
Selected per share data for the period ended:	Net asset value, beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributionss	Net asset value, end of period
Six Months Ended June 30, 2017 (unaudited)	$25.43	0.13	2.26	2.39	—	—	—	$27.82
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43
December 31, 2015	$26.31	0.17	0.29	0.46	(0.18)	(1.78)	(1.96)	$24.81
December 31, 2014	$29.76	0.17	(0.59)	(0.42)	(0.85)	(2.18)	(3.03)	$26.31
December 31, 2013	$28.26	0.22	3.47	3.69	(0.54)	(1.65)	(2.19)	$29.76
December 31, 2012	$26.23	0.22	3.64	3.86	(0.22)	(1.61)	(1.83)	$28.26

*  Per share amounts have been calculated using the average shares method.

**  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

(a)  Not Annualized

(b)  Annualized

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

				Ratios/Supplemental data
				Ratios to Average Net Assets of
Selected per share data for the period ended:	Total Return**		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
Six Months Ended June 30, 2017 (unaudited)	9.40	%(a)	$440,318	1.36	%(b)	1.35	%(b)	0.99	%(b)	1.00	%(b)	6.06	%(a)
December 31, 2016	5.17%		$439,983	1.30%		1.30%		0.60%		0.60%		6.44%
December 31, 2015	1.84%		$480,222	1.30%		1.30%		0.61%		0.61%		11.86%
December 31, 2014	(1.23)%		$545,000	1.28%		1.28%		0.54%		0.54%		15.23%
December 31, 2013	13.25%		$609,998	1.26%		1.26%		0.73%		0.73%		12.14%
December 31, 2012	14.83%		$611,625	1.26%		1.26%		0.79%		0.79%		10.11%

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2017, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price). Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The exchange rates as of the NYSE Close (normally 4:00 p.m. E.S.T.) are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the fair market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2017:

Description	Level 1	Level 2(a)	Level 3		Totals
Assets:†
Common Stocks	$69,186,387	$253,833,512	$—		$323,019,899
Commodity*	30,848,075	—	—		30,848,075
Foreign Government Securities	—	10,846,816	769,956	(b)	11,616,772
Short-Term Investments	8,934	74,459,873	—		74,468,807
Forward Foreign Currency Exchange Contracts**	—	44,998	—		44,998
Total	$100,043,396	$339,185,199	$769,956		$439,998,551
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(424,430)	$—		$(424,430)
Total	$—	$(424,430)	$—		$(424,430)

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $247,269,824 were transferred from Level 1 to Level 2 during the six-month period ended June 30, 2017. At December 31, 2016, these securities were valued using quoted market prices in active markets; at June 30, 2017, these securities were valued based on fair value adjustment factors. There was no security transfer activity from Level 2 to Level 1 as of the six-month period ended June 30, 2017.

(b)  This investment is valued by brokers and pricing services. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(a).

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

Fair Value Level 3 activity for the six-month period ended June 30, 2017 was as follows:

	Foreign Government Securities	Rights	Total
Beginning Balance — market value	$746,138	$35,037	$781,175
Purchases(1)	—	—	—
Sales(2)	—	(35,037)	(35,037)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	(2,937)	—	(2,937)
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	26,755	—	26,755
Ending Balance — market value	$769,956	$—	$769,956
Change in unrealized gains or (losses) relating to assets still held at reporting date	$26,755	$—	$26,755

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward foreign currency exchange contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the six-month period ended June 30, 2017, the average monthly principal amount outstanding for forward foreign currency exchange contracts totaled $24,083,489.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close- out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2017, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Loss(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$44,998	$424,430	$(162,731)	$(2,904,086)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

The following tables present the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2017:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$6,219	$(6,219)	$—	$—
Goldman Sachs Capital Markets LP	38,779	(38,779)	—	—
	$44,998	$(44,998)	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
BNY Mellon	$88,041	$(6,219)	$—	$81,822
Goldman Sachs Capital Markets LP	101,564	(38,779)	—	62,785
HSBC Bank USA	16,007	—	—	16,007
JPMorgan Chase Bank N.A.	183,524	—	—	183,524
UBS AG	35,294	—	—	35,294
	$424,430	$(44,998)	$—	$379,432

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation- Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the six-month period ended June 30, 2017, the Fund reimbursed the Adviser $99,704 and had a payable to the Adviser of $46,736.

Effective June 5, 2017, the Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund.

JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

Effective June 5, 2017, the Fund has also entered into an agreement for administration services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Prior to June 5, 2017, State Street Bank and Trust Company ("SSB") served as the Fund's custodian and administrator.

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $377. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of June 30, 2017, balance to the Plan is recorded on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2017, the distribution fee incurred by the Fund was $556,933.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2017, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $22,225,755 and $47,438,464, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2017.

Note 5 — Line of Credit

On June 5, 2017, the Fund, together with the First Eagle Funds, entered in to a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a quarterly commitment fee on the average daily amount of the available commitment during each calendar quarter, allocated pro rata, based on the relative

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Notes to Financial Statements (unaudited)

asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the six-month period ended June 30, 2017, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging- market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Note 8 — Subsequent Events

On June 30, 2017, Mehdi Mahmud, Chief Executive Officer of First Eagle Investment Management, LLC, was appointed President of First Eagle Funds. His predecessor in that role, John Arnhold, continues to serve as a member of the Board of Trustees of the Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2017 and held for the six-months ended June 30, 2017.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
	9.40%	$1,000.00	$1,094.00	1.35%	$7.01

(1)  For the six-months ended June 30, 2017.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2017 and held for the six-months ended June 30, 2017.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
	5.00%	$1,000.00	$1,018.10	1.35%	$6.76

(1)  For the six-months ended June 30, 2017.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

General Information (unaudited)

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2017

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1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                 Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                 Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                 Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, Principal Executive Officer

Date:  September 7, 2017

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date:  September 7, 2017

*          Print the name and title of each signing officer under his or her signature.